                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):       JUNE 5, 2003
                                                   -----------------------------

                              OVERHILL FARMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                        1-16699                75-2590292
----------------------------    ------------------------      --------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
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               (Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:      (323) 582-9977
                                                    ----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

    2003 Annual Meeting of Stockholders
    -----------------------------------

         Overhill Farms, Inc. ("Company") filed a Form 8-K for June 5, 2003 announcing that the Company was preparing to hold its 2003 annual meeting of stockholders on July 14, 2003. The Company's management now desires to announce that the meeting has been rescheduled to 9:00 a.m. on August 11, 2003 at the Company's principal executive offices located at 2727 East Vernon Avenue, Vernon, California 90058. All holders of record of the Company's common stock and Series A Convertible Preferred Stock outstanding as of the close of business on June 19, 2003 will be entitled to vote at the annual meeting. The Company is in the process of printing and distributing proxy materials to those entitled to vote at the annual meeting.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2003

                                               OVERHILL FARMS, INC.

                                               By:  /s/ JOHN STEINBRUN
                                                  ------------------------------
                                                    John Steinbrun, Chief
                                                    Financial Officer

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